UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 19, 2001



                     Flexible Solutions International Inc.
             (Exact name of registrant as specified in its chapter)


          Nevada                     000-29649                 91-1922863
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

 2614 Queenswood Dr. Victoria BC Canada                          V8N 1X5
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (250) 477-9969

         (Former name or former address, if changed since last report)

                                                        .

Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets.

None

Item 3.Bankruptcy or Receivership.

None

Item 4. Changes in Registrant's Certifying Accountant.

None

Item 5. Other Events and Regulation FD Disclosure.

Press Release
VANCOUVER, Wash.--(BUSINESS WIRE)--Dec. 29, 2000--Flexible Solutions (OTCBB:FXSO) wishes to announce that the Board of Directors has approved the issuance of up to nine hundred thousand (900,000) options to buy common stock in the Company.

These options may be assigned by the Board as deemed needed to further the interests of the Company.

Flexible Solutions manufactures and sells evaporation and energy reduction products for the swimming pool, fresh water and agricultural markets. The Company has manufacturing plants in Victoria, BC and Montreal, Quebec. They maintain a sales office in San Diego, CA and an administrative office in Vancouver, WA.

CONTACT:

Flexible Solutions International Inc.

Alexander B. Korelin, 888/428_6698
or
Dan O'Brien, 250/477_9969

Item 6. Resignations of Registrant's Directors.

None

Item 7. Financial Statements and Exhibits.

None

Item 8. Change in Fiscal Year.

None

Item 9. Regulation FD Disclosure.

None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Flexible Solutions International Inc.
                                                   (Registrant)


         Date    February 13, 2001                   /s/DAN O'BRIEN
             -------------------------               -------------------------
                                                            (Signature)

                                                        Dan O'Brien
                                                        President and Director